Exhibit 10.32

Amended and Restated Alipay APP Access Agreement

Party A I: Beijing Happy Time Technology Development Co., Ltd.

Contact Address: 15/F, 222 Huizhongbei Lane, Chaoyang District, Beijing

Contacts: [REDACTED]1          Contact Method: [REDACTED]2

Postal Code:100012

Designated website: www.qudian.com

Party A II: Ganzhou Happy Life Network Microcredit Co., Ltd.

Contact Address: 15/F, 222 Huizhongbei Lane, Chaoyang District, Beijing

Contacts: [REDACTED]3          Contact Method: [REDACTED]4

Postal Code:100012

Designated website: www.qudian.com

Party A III: Fuzhou High-tech Zone Microcredit Co., Ltd.

Contact Address: 15/F, 222 Huizhongbei Lane, Chaoyang District, Beijing

Contacts: [REDACTED]5          Contact Method: [REDACTED]6

Postal Code: 100012

Designated website: www.qudian.com

Party A IV: Ganzhou Happy Fenqi Network Service Co., Ltd.

Contact Address: 15/F, 222 Huizhongbei Lane, Chaoyang District, Beijing

Contacts: [REDACTED]7          Contact Method: [REDACTED]8

Postal Code: 100012

Designated website: www.qudian.com

Party A V: Xinjiang Qudian Technology Co., Ltd.

Contact Address: 15/F, 222 Huizhongbei Lane, Chaoyang District, Beijing

Contacts: [REDACTED]9          Contact Method: [REDACTED]10

Postal Code: 100012

Designated website: www.qudian.com

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Party A VI: Xiamen Qudian Technology Co., Ltd.

Contact Address: 15/F, 222 Huizhongbei Lane, Chaoyang District, Beijing

Contacts: [REDACTED]11          Contact Method: [REDACTED]12

Postal Code: 100012

Designated website: www.qudian.com

Party B: Alipay (China) Internet Technology Co., Ltd.

Contact Address: Block B, Huanglong Times Square, 18 Wantang Road, Hangzhou (forwarded to Party B)

Party A I, Party A II, Party A III, Party A IV, Party A V and Party A VI are internet platform service companies specializing in small loans and merchandise installment, which provide installment experience with technology at its core, customer risk assessment, order management and customer support services. Party A I, Party A II, Party A III, Party A IV, Party A V and Party A VI shall be collectively referred to as “Party A” in this Agreement.

Party B is a leading third-party payment platform in China, which operates Alipay mobile client, that is, Alipay APP, and constantly expands its service settings to provide more services to customers.

In order to provide customers with a more convenient and richer experience, Party A and Party B, through friendly consultation, entered into Alipay APP Access Agreement on March 15, 2016 (“Original Agreement”).

Party A and Party B decide to amend and restate the Original Agreement and enter into this Amended and Restated Alipay APP Access Agreement (“this Agreement”) to replace the Original Agreement.

Through friendly consultation, Party A and Party B decide to establish a relationship of business cooperation and agree as follows:

I. Contents of Cooperation

As the groups Party A and B affiliated with jointly founded and invested in QuCampus to develop its campus life business (“Campus Collaboration”), and other collaborations Party A and Party B may from time to time enter into, Party B agrees to provide Party A with user traffic access, and open “Laifenqi” module under the “third party services” section in the Alipay mobile client, and after clicking on the module, users will be directed to Party A’s website, and then the users may select small loan and merchandise installment services on Party A’s website.

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II. Rights and Obligations of the Parties

2.1 Party A’s rights and obligations

2.1.1 Party A shall warrant that it has relevant qualifications to engage in the contents of its website, which qualifications continue to be valid during the term of this Agreement, including but not limited to ICP certificate, network culture operating permit and all other qualifications and certificates as Party A requires to conduct such business, and provides Party B with identification information, operating content and other information. If some operating content of Party A requires administrative pre-approval, Party A must provide Party B with such already pre-approved documents, and within three working days after a change to the aforesaid information, Party A shall notify Party B in writing of such change. Where the aforesaid information is inaccurate, untrue, not timely or incomplete (including but not limited to sending invoice to a wrong address, inability to contact resulting in failure to develop business), Party A shall take full responsibility. If Party A does not have all of the qualifications required for its operations, thereby resulting in losses to Party B, Party B is entitled to recover all of the losses from Party A, and is entitled to terminate contracts signed by Party A and Party B, and all losses resulting from termination of the agreements shall be borne by Party A.

2.1.2 Party A shall develop a safety program that can effectively connect with the “Alipay” software system. The interface provided by Party B to Party A is only to be used for cooperation under this Agreement, and Party A may not give such interface to any other third party for use or use such interface outside the scope of this Agreement, or use such interface for any illegal purpose.

2.1.3 Party A is responsible for building and developing the framework and content of Party A’s website, and for providing 24/7 (24 hours a day, 7 days a week) daily operations maintenance and customer service to ensure stable operation of the website.

2.1.4 Party A’s website is only to provide users with small loan and merchandise installment platform website services. Services provided by Party A shall meet the following requirements:

1) Such service should be true, lawful, accurate and complete, and Party A shall not provide or publish false information or pretend to be another or make use of another’s name to publish information.

2) Such service does not infringe upon lawful rights or interests enjoyed by any third party, including but not limited to the right of reputation, the right of publicity, intellectual property, trade secrets, and personal privacy;

3) Such service does not violate any laws, regulations, stipulations or rules as well as relevant industry provisions and does not contain any content that violates national laws, endangers national security and unity, social stability, public order and good customs and social morality or involves obscene, pornographic, unethical, fraudulent, defamatory (including commercial defamation), unlawfully intimidating or illegally harassing content.

4) Such service does not contain any type of malicious computer program or virus; may not disrupt or attempt to disrupt the normal operations of the Alipay APP, other service provider’s services or any portion or function thereof.

5) Such services shall not be directly or indirectly linked to the following contents: (i) commodities or services prohibited by any laws, regulations, stipulations or rules; or (ii) commodities or services with which such service is not allowed to be linked.

6) Party A shall not use Party B’s relevant data (including but not limited to any user information, user transaction information, users’ product usage data as to Party A’s products, Alipay member data, interface materials and rates relating to Alipay’s interface) of obtained by Party A through Party B’s technology interface, public channels and based on the cooperation hereunder for any purposes other than those of this Agreement; shall not illegally obtain information about Alipay members for transactions or illegal interests; shall not use relevant permissions of other service providers to obtain the data about users or Alipay members, or otherwise Party B is entitled to terminate this service in advance, and at the same time, Party A shall assume liability for breach of contract and other legal liabilities, and shall make full compensation for all losses sustained by Party B and the users.

7) Party A shall not request, collect, ask for or otherwise obtain from any user the right to access Alipay user names, passwords or other identity-verifying evidence; shall not automatically log in to Alipay for any user to provide identity-verifying evidence to agents; shall not provide “tracking” function, including but not limited to identifying users as they view or operate the pages of other service providers.

8) Without Party B’s written permission, Party A may not imply that Party B joins, sponsors or recognizes Party A’s services, including but not limited to using “Alibaba”, “Ant Financial”, “Alipay”, “Ali”, or any variant, abbreviation or misspelling of the name of Alipay or its affiliates in Party A’s services.

9) Party A shall not use plug-ins, external devices or other third party tools, operating platform or any service to access to this service and relevant systems.

10) Party A shall not develop or publish relevant methods and tools relating to the aforesaid conduct or operate or disseminate such methods and tools, regardless of whether such conduct is engaged in for commercial purposes;

11) Party A shall not make use of the Alipay APP to engage in any conduct that violates applicable laws and regulations, infringes upon the lawful rights and interests of other users, disrupts the normal operation of Alipay or that is not expressly authorized by Party B.

2.1.5 In addition to providing small loan and merchandise installment platform website services, if Party A needs to add other services, such services shall comply with relevant provisions of applicable laws and regulations, have corresponding qualifications, notify Party B ten working days in advance and must be approved by Party B in writing. If Party A operates beyond its business scope, Party B is entitled to order Party A to undertake remedial measures, and Party A shall immediately undertake remedial measures as of the date it receives such notice from Party B, or otherwise Party B is entitled to stop and close channel access or take other measures, and all losses resulting from aforesaid measures taken by Party B shall be borne by Party A.

2.1.6 Party A shall perfect and improve business content, provide customers with rich business resources, and Party A shall supervise content provided by parties other than Party A, and warrant that it will not violate laws and regulations, infringe upon the rights and interests of any third party or involve any current political news content. Upon finding any of the aforesaid circumstances, Party A shall timely undertake remedial measures, including but not limited to removing illegal content, broken links, etc.

2.1.7 Party A shall notify users on Party A’s website that they may enjoy the services provided by Party A within the Alipay APP, but Party A may not carry out any exaggerated or false propaganda.

2.1.8 All disputes arising from users’ use of the services provided by Party A shall be resolved by Party A and the users, and Party B does not assume any responsibility.

2.1.9 Party A covenants to actively cooperate with functional development of the Alipay APP to support the development of Party B’s business.

2.1.10 Operating data obtained by Party A through this service (including but not limited to users’ usage data as to services provided by service providers) shall be timely provided to Party B and as requested by Party B, and without Party B’s prior written consent, Party A may not save, use or authorize others to use said data for purposes outside of this Agreement without authorization.

2.2 Party B’s rights and obligations

2.2.1 Party B is responsible for providing Party A with interface plug-ins for the platform and technical development documents and materials, and provide the testing environment and necessary subsequent technical support required by the development stage of such cooperative business to ensure that Party A has proper access to Party B’s system. If the Alipay APP is updated to a new version, Party A needs to commission Party A’s terminal to adapt to the Alipay APP at the same time.

2.2.2 Under the following circumstances, Party B is entitled to require Party A to correct relevant content at any time or directly block Party A’s website or take other emergency measures after notifying Party A, and impose restrictive measures including but not limited to interrupting the interface on Party A’s website depending on the severity of said behavior, and if such measures cause users to be unable to use or unable to normally use the platform, any resulting liability shall be borne by Party A alone, provided that such conduct by Party B shall not deem Party B as having any statutory or agreed obligation to review the information released by Party B on Party A’s website, regardless of whether Party B engages in such conduct or not, Party B is not liable.

1) Where it is found or upon receipt of another’s report/complaint that Party A has engaged in any conduct in violation of this Agreement or tips or rules on Alipay’s page;

2) Where it is found or upon receipt of another’s report/complaint that Party A is suspected of having committed an illegal act or having infringed upon the legitimate rights and interests of a third party, etc.;

3) Party B is entitled to inspect the data and transaction steps of Party A and the users, and finds that there is any issue or reasonable doubt about the data or transaction steps.

2.2.3 Party B is responsible for handling complaints involving issues of the “Alipay” software system itself and resolving the disputes arising therefrom.

2.2.4 Party B is entitled to adjust the content of “third party services” module based on business development needs, and Party A has no right to intervene or raise any objection.

2.2.5 Party B is entitled to suspend or terminate the interface provided by Party B based on a requirement of a regulatory department or judicial organ and requirements for risk prevention and control, provided that Party B shall timely notify Party A.

2.2.6 Where Party A carries out marketing activity, upon application by Party A, Party B may provide Party A with certain resources and support, with the specific form thereof to be otherwise agreed and confirmed by the Parties.

III. Joint Responsibilities of the Parties

3.1 Party A and Party B shall, in accordance with the program and interface format, complete their respective work within the specified time to ensure the normal opening of the business.

3.2 Party A and Party B jointly warrant that the connection technology and related software adopted by either party will not affect the system security of the other Party.

3.3 Party A and Party B jointly warrant that the Parties’ systems are smoothly connected and the systems are running properly and correctly.

3.4 Party A and Party B shall keep confidential the information transmitted by the system, and may not divulge such information.

3.5 Party A and Party B shall keep confidential the contents of this Agreement and cooperative projects, and may not divulge such information. All conduct of Party A and its affiliates shall be based on protecting Party B’s reputation and interests, and may not harm the reputation and interests of Party B.

3.6 Each of the Parties respectively covenant that its performance of this Agreement will not violate any agreement signed or to be signed by it and any third party, will not cause the rights of any third party to be infringed, and will not violate any applicable laws, regulations and departmental rules, etc.

IV. Costs

1. Party B agrees to provide Party A with supporting capabilities of the Alipay mobile client application platform, to finally enable users to enter Party A’s application on the Alipay mobile client, and Party B is entitled to charge software service fees in respect of the aforesaid services provided.

1.1 Principle for fees calculation: Based on the principle of open, fair and equitable, the software service fees that Party B charges Party A should be consistent with the fees as to calculation methods and rules that apply to the software service fees that Party B charges partners similar to Party A on the Alipay app. Party B will update Party A in written notice regarding the calculation method of the service fees from time to time during the period of this Agreement.

1.2 Party B will issue to Party A a bill for software service fees receivable from Party A for the previous month in writing or through email at the beginning of each month, to check Party A’s software service fees receivable by Party B for the previous month. Party A shall, within five working days of receiving the bill as to service fees from Party B, give feedback about the results of the check to Party B in writing or through email, and if any dispute arises between the Parties, the standards recorded in Party B’s system shall prevail. Party A shall, within five working days after confirming no objection in its feedback on the reconciliation, remit the service fees in full to Party B’s receiving account. Party B shall, within five working days of receiving the service fees in full, issue to Party A an invoice for the software service fees in the same amount as confirmed by the Parties. If Party A fails to make payment within ten working days after having no objection in its feedback on the reconciliation, Party B is entitled to deduct the payment in the equivalent amount from Party A’s transaction account and provide Party A with list of deductions or suspend provision of corresponding services.

Or

Where Party A fails to make payment within ten working days after having no objection in its feedback on the reconciliation, Party B is entitled to receive interest as liquidated damages based on the bank rate during the period, and in accordance with the amount of accounts receivable and number overdue days, and suspend provision of corresponding services.

Bank Account No.: [REDACTED]13

Depository Bank: [REDACTED]14

Account Name: [REDACTED]15

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2. Party B provides payment services to Party A, and is entitled to charge payment software service fees to Party A, which are subject to the Alipay Service Agreement signed by Party A and Party B.

V. Confidentiality Clause

5.1 Any Party (“Recipient”) is obligated to keep confidential the contents of this Agreement and trade secrets and technical secrets of the other Party (“the Disclosing Party”) obtained by the Recipient during performance hereof, including but not limited to the content of this Agreement and any supplementary agreement, other documents and materials arising during the cooperation process, the documents and materials of the Disclosing Party or its affiliates, information about registered member and financial information, technical information, operating information, customer information, etc. The Recipient shall not disclose the contents of this Agreement and the trade secrets and technical secrets of the Disclosing Party known to the Recipient to or otherwise notify any party other than the Parties hereto of said content and secrets or use said content and secrets for any other purpose other than performing this Agreement, except for disclosure required by applicable laws, regulations or other administrative rules, court, government department or securities exchange and other competent authorities; if disclosure is required to be made due to a reason other than the foregoing, the Recipient shall notify the Disclosing Party of such disclosure in writing at least one working day in advance, providing the Disclosing Party with a reasonable opportunity to express an opinion on the content intended to be disclosed and enabling the Disclosing Party to seek a protective order or to prevent such disclosure, and the Parties shall jointly endeavor, without violating laws and regulations, to avoid or reduce losses or the adverse impact resulting disclosure of such information as much as possible. The Recipient shall limit disclosure only to the minimum scope required by such order or relevant provisions, and shall make truthful disclosure, and may not make false or misleading disclosure, and the Recipient shall use its best efforts to ensure that the recipient of the information so disclosed keeps such information strictly confidential. Unless the written effective order of the court or government department makes clear the contents required to be disclosed and such written order has been produced by the Recipient to the Disclosing Party, other contents to be disclosed shall not be disclosed unless recognized by the Parties in writing. In particular, the circumstance under which Party B may disclose information as published by Party B in accordance with its website and as provided for in the Alipay Service Agreement signed by Party B and Party A and published on Party B’s website is not bound by the confidentiality provisions of this Agreement.

5.2 The Parties shall take all reasonable necessary steps to ensure they (and their respective employees) abide by the aforesaid provisions so as to prevent all information received by them from being disseminated, transmitted, disclosed to, reproduced, abused or accessed by unrelated personnel. The Parties shall take reasonable precautions to protect confidential information, and such precautions shall be at least as material as the measures adopted for its own confidential information, provided that they shall not be less than reasonable attention.

5.3 Before and after this Agreement is established, without a Party’s written consent, the other Party may not hold a press conference to disclose or otherwise disclose that the Parties are cooperating and the content discussed.

5.4 These confidentiality provisions are valid from the date of signing hereof until three years after the expiration hereof. Party A and Party B covenant to continue to assume the obligation of confidentiality under these provisions upon termination hereof. Party A and Party B are entitled to demand damages from the other Party for all losses caused by such Party’s intentional or negligent disclosure of trade secrets or technical secrets.

5.5 Party A covenants to strictly comply with these confidentiality provisions, and if Party B finds that Party A and its affiliates have breached the confidentiality provisions in any way, Party A shall pay to Party B RMB[REDACTED]16 as liquidated damages.

VI. Intellectual Property Rights

6.1 Party B and its affiliates have all rights in respect of the content of their self-owned services in this Agreement. During the period of cooperation between Party A and Party B, Party A may not avail itself of any right or issue any challenge, revocation, objection or refusal against any intellectual property right of Party B or its interested right holder. Where Party A needs to use or display a trademark, mark, product or service name, logo and other intellectual property rights of Party B or its interested right holder during the course of operating activities, the Parties shall otherwise negotiate and sign a related contract. Except in the aforesaid circumstance, Party B does not confer upon Party A any express or implied license of intellectual property rights or transfer of rights in this Agreement. Where Party A needs a license for the intellectual property rights of Party B or its interested right holder, it needs to sign another license contract or authorization document. If Party A uses the intellectual property rights of Party B or its interested right holder without Party B’s authorization or violates the guidance of Party B or its interested right holder during use, thereby resulting in an adverse impact upon Party B or its interested right holder, Party B is entitled to require Party A to undertake remedial measures within a prescribed time limit, and if Party A fails to so do, Party B is entitled to immediately terminate all of the contracts signed by Party A and Party B, and said failure shall constitute Party A’s breach and grounds for termination of contract. If such conduct results in losses to Party B or its interested right holder, Party A shall be liable for corresponding damages to Party B or its interested right holder.

6.2 Party A and its affiliates have all rights in respect of the content of their self-owned services in this Agreement. During the period of cooperation between Party A and Party B, for purposes of this Agreement, Party B may make reasonable use of relevant intellectual property rights of Party A, including but not limited to trademarks, marks, product or service names, logos and other intellectual property rights, provided that without Party A’s authorization, Party B may not use Party A’s intellectual property rights for purposes other than those of this Agreement.

6.3 Unless otherwise agreed by the Parties in writing, Party B will hold any invention, technical improvement, product, service, technology, information, promotional and publicity materials, advertisement design, data and other intellectual property rights deriving from this Agreement, including text, software, videos, pictures, movies, patterns, graphics, layouts, designs, advertising and promotional materials, all data and so on resulting from performance of any duty hereunder.

6.4 Party A agrees to transmit all ads, promotional or publicity materials containing intellectual property rights of Party B or its interested right holder or any layout or design, including those for online or offline use, to Party B for review and approval, and then file and use them to perform its obligations hereunder. Use of all aforesaid materials shall be limited to performing only the content of this Agreement. Unless otherwise stated herein, Party A agrees not to transfer, reproduce, alter, change, rewrite or further create products deriving from the approved materials without Party B’s consent.

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VII. Termination of Contract

7.1 Under any of the following circumstances, the non-breaching Party is entitled to immediately terminate this Agreement.

7.1.1 Where one Party fails to perform relevant services in accordance with this Agreement, and fails to undertake remedial measures within fifteen days of receipt of written notice from the other Party.

7.1.2 Where one Party is in severe breach of this Agreement, thereby frustrating the purpose of this Agreement;

7.2 During the period of this Agreement, Party B has the right to adjust or terminate the “Laifenqi” module volume interface provided under this Agreement based on Party B’s campus business strategy and whether both Parties’ partnership in campus business fulfills Party B’s goal for campus partnership business (“business goal”), and amend or terminate this Agreement accordingly. Party B will notify Party A its business goal in writing separately.

7.3 Where the Parties do not renew this Agreement upon its expiration, this Agreement terminates automatically.

7.4 Where, during the term of this Agreement, Party B is unable to provide the agreed services due to decree, policy, etc. enacted or changed by a relevant competent department of the State, Party B is entitled to unilaterally terminate this Agreement without assuming any damages and legal liability.

7.5 Party A and Party B shall continue to exercise and perform their rights and obligations arising from this Agreement prior to its termination.

VIII. Exclusion

8.1 To provide services effectively, Party B’s Alipay APP software system will be repaired and tested from time to time, and service interruptions or instability which result therefrom shall not be deemed as a default by Party B.

8.2 Where, during the term of this Agreement, a decree, policy, etc. issued and changed by a relevant competent department of the State causes Party B to be unable to provide the agreed services, Party B shall not be deemed as being in breach, and the Parties shall change the content of this Agreement in accordance with the related decree and policy.

8.3 Where Party B’s services are interrupted or unstable due to repair, maintenance or instability of the telecommunication company’s wired or wireless telecommunications system and equipment or an attack by a hacker, or a power sector’s technical adjustment or failure, or banking issues and other reasons, Party B shall not be deemed as being in breach, provided that Party B shall use reasonable commercial efforts to strive for the resumption of normal services as soon as possible.

IX. Force Majeure

Where either Party cannot perform all or part of its obligations hereunder due to unpredictable, unavoidable and insurmountable events of force majeure, such as natural disasters (such as typhoon, flood, earthquake, etc.), war, strike, riot or judicial and government restrictions, etc., such Party shall timely notify the other Party, and the Party affected by said event shall be exempted from liability to the extent of the impacts of the force majeure. Where the event of force majeure lasts for more than fifteen days, any Party may terminate this Agreement by giving written notice to the other Party.

X. Governing Laws and Dispute Resolution

10.1 The validity, interpretation, modification, implementation and dispute resolution of this Agreement shall be governed by the laws of the People’s Republic of China (excluding the regions of Hong Kong, Macao and Taiwan).

10.2 Any dispute arising from this Agreement shall be resolved by the Parties through consultation, and where consultation efforts fail, such dispute shall be submitted for adjudication by the People’s Court of the place where this Agreement is signed.

XI. Liability for Breach of Contract

11.1 Unless otherwise agreed herein, where any Party violates any provision of this Agreement, it shall compensate direct losses sustained by the other Party as a result, including but not limited to losses resulting from an administrative penalty imposed upon or civil liability assumed by a third party.

11.2 Unless otherwise agreed herein, no Party shall be liable for direct, indirect, special or contingent damages sustained by the other Party due to property loss, personal injury, loss of profits, loss of income, business interruption, etc.

11.3 Specific liability for damages to Party B to be assumed by Party A hereunder includes: Party A must, within five working days of receiving notice from Party B, compensate Party B for all losses sustained by Party B due to Party A’s breach, or Party B is entitled to directly make deductions from the Alipay account under Party A’s name, and when the balance in the Alipay account under Party A’s name is insufficient, Party A shall, within five days (inclusive), replenish said Alipay account and authorize Party B to make deductions from the balance of said account until compensation is paid in full, and if the balance in the Alipay account remains insufficient to settle the compensation owed to Party B after five days, Party B is entitled to terminate all of the contracts signed by Party A and Party B, and is entitled to recover damages from Party A and its affiliates.

11.4 Based on the special nature of the cooperation hereunder, Party A covenants that Party A and Party A’s affiliates are bound by the terms of this Agreement, and in case of any breach, Party A and Party A’s affiliates shall be jointly and severally liable.

XII. Notice and Service

12.1 The Parties make clear that during the term of this Agreement, where any Party changes its contact methods (including but not limited to contact person, contact address, email, etc.), such Party shall notify the other Party in writing of the changed contact methods within three days of such change in accordance with the provisions of this Article, and prior to service of notice, documents or application, the notice, documents or application agreed in this Article shall be served in accordance with the changed contact methods. Before the notice, document or application is served, conduct engaged in by the other Party in accordance with the unchanged contact methods shall be deemed as valid.

12.2 Any notice or written communications sent by any Party to another Party in accordance with this Agreement, including but not limited to any and all written documents or notice that must be sent in accordance with this Agreement, shall be sent by registered mail, express courier or email. If said notice is sent by email, any Party shall notify the other Party through the email address associated with Party A’s Alipay account or the email agreed herein. Notice sent by any other means shall not be valid and binding upon the other Party.

12.3 If the aforesaid document or notice is sent by registered mail, it shall be deemed as having been served and received on the seventh day after it is delivered to the post office; if the aforesaid document or notice is sent by express courier, it shall be deemed as having been served and received on the date when the courier’s staff delivered said document or notice to the address of the recipient; if said document or notice is sent by email, it shall be deemed as having been served and received on the date when one Party sends the email to the aforesaid agreed email address of the other Party.

XIII. Transferability

Without the other Party’s written consent, no Party may transfer or assign any of its rights and obligations hereunder.

XIV. Miscellaneous

14.1 Party A covenants that the information such as industry background, operating content, etc. provided by it to Party B is true, effective and complies with applicable laws and regulations, and all legal liability resulting from violation by Party A of the covenant under this Article shall be borne by Party A alone, and Party A shall compensate Party B for resulting losses, whereby Party B is entitled to unilaterally rescind this Agreement or terminate its provision of agreed services to Party A at any time.

14.2 If any provision hereof is declared invalid or unenforceable by a court, arbitration commission or other dispute resolution institution, such provision shall be deemed to have been deleted from this Agreement, while the remaining provisions of this Agreement remain fully effective.

14.3 This Agreement shall become effective upon stamping by the Parties (“effective date”), and is valid for one year after the effective date. This agreement will automatically renew upon expiration for a successive term of one year unless either party gives the other written notice of termination 30 days before the expiration of this Agreement. To avoid ambiguity, the aforementioned will not affect both Parties’ rights to terminate this Agreement based on clause 7. The Original Agreement will be terminated upon the effective date of this Agreement.

14.4 Email designated by Party A: [REDACTED]17

Email designated by Party B: to be sent to the email address of Party B’s actual contacts.

14.5 This Agreement is executed in eight (6) counterparts, with Party A holding six (6) copies and Party B holding two (2) copies, each of which has the same legal effect.

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Party A I: Beijing Happy Time Technology Development Co., Ltd.

(Sign and seal here)

/s/ Min Luo
(Seal)
Date:

Party A II: Ganzhou Happy Life Network Microcredit Co., Ltd.

(Sign and seal here)

/s/ Min Luo
(Seal)
Date:

Party A III: Fuzhou High-tech Zone Microcredit Co., Ltd.

(Sign and seal here)

/s/ Min Luo
(Seal)
Date:

Party A IV: Ganzhou Happy Fenqi Network Service Co., Ltd.

(Sign and seal here)

/s/ Min Luo
(Seal)
Date:

Party A V: Xinjiang Qudian Technology Co., Ltd.

(Sign and seal here)

/s/ Min Luo
(Seal)
Date:

Party A VI: Xiamen Qudian Technology Co., Ltd.

(Sign and seal here)

/s/ Min Luo
(Seal)
Date:

Party B: Alipay (China) Internet Technology Co., Ltd.

(Seal here)

(Seal)

Date: August 30, 2017